UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): October 13, 2008

MORGAN STANLEY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1585 Broadway, New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into Material Definitive Agreement

Securities Purchase Agreement

     As previously announced, Morgan Stanley (the “Company”) entered into a Securities Purchase Agreement, dated as of September 29, 2008, by and between the Company and Mitsubishi UFJ Financial Group, Inc. (“MUFG”), that was amended by the First Amendment to the Securities Purchase Agreement dated as of October 3, 2008 and the Second Amendment to the Securities Purchase Agreement dated as of October 8, 2008.

     On October 13, 2008, the Company entered into the Third Amendment (the “Third Amendment”) to the Securities Purchase Agreement (as amended, the “Securities Purchase Agreement”) pursuant to which the Company and MUFG agreed to amend the Securities Purchase Agreement to provide that the Company would issue and sell to MUFG, and MUFG would purchase, for an aggregate purchase price of $9,000,000,000, (i) 7,839,209 shares of Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock, par value $0.01 per share, having the rights, obligations and preferences set forth in an amended certificate of designations (as amended, the “Series B Preferred Stock”), at a purchase price of $1,000.00 per share, and (ii) 1,160,791 shares of a newly created series of preferred stock designated the 10% Series C Non-Cumulative Non-Voting Perpetual Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock,” and, together with the Series B Preferred Stock, the “Securities”), at a purchase price of $1,000.00 per share. In the Third Amendment, the Company also agreed to use its best efforts to cause shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) issuable upon conversion of the Series B Preferred Stock to be approved for listing on the New York Stock Exchange (the “NYSE”), subject to official notice of issuance, as soon as practicable. The Company further agreed to take all action necessary to convene a meeting of stockholders on or prior to February 17, 2009 to vote upon the approval of the issuance and delivery of Common Stock upon conversion of the Series B Preferred Stock, to the extent required by the rules of the NYSE (the “NYSE Stockholder Approval”).

     Following execution of the Third Amendment, on October 13, 2008, the Company and MUFG completed the purchase and sale of the Securities (the “Closing”). Concurrently with the Closing, the parties entered into an Investor Agreement (the “Investor Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”). The terms of the Investor Agreement and Registration Rights Agreement were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2008 and such descriptions are incorporated herein by reference.

     The descriptions of the Securities Purchase Agreement, the Investor Agreement and the Registration Rights Agreement contained or incorporated herein are summaries and are qualified in their entirety by reference to the full texts of the Securities Purchase Agreement attached as Exhibit 10.1 hereto, the Investor Agreement attached as Exhibit 10.2 hereto and the Registration Rights Agreement attached as Exhibit 10.3 hereto, each of which is incorporated herein by reference.

Series B Preferred Stock

     The terms, rights, obligations, and preferences of the Series B Preferred Stock are set forth in the Amended Certificate of Designations of Preferences and Rights of the Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock (the “Amended Series B CoD”), an executed copy of which was filed with the Secretary of State of the State of Delaware on October 13, 2008. The Amended Series B CoD amended the certificate of designations for the Series B Preferred Stock originally filed with the Secretary of State of the State of Delaware on October 10, 2008. Dividends on the Series B Preferred Stock are payable, on a non-cumulative basis, as and if declared by the Board of Directors of the Company (the “Board”), in cash, at the rate per annum of 10% of the liquidation preference of $1,000 per share, except that if the NYSE Stockholder Approval is then required for the conversion of all of the Series B Preferred Stock in accordance with its terms and is not obtained by February 17, 2009, the per annum dividend rate will increase on February 17, 2009 to 13% per annum (such increase to remain in effect until the date on which the NYSE Stockholder Approval is received or is no longer required). Declared dividends on the Series B Preferred Stock will be payable quarterly, in arrears, on each January 15, April 15, July 15 and October 15, commencing on January 15, 2009. The Company is prohibited from paying any dividend with respect to shares of Common Stock or other junior securities or repurchasing or redeeming any shares of Common Stock or other junior securities in any quarter unless full dividends are paid on the Series B Preferred Stock for the then latest completed dividend period, subject to certain limited exceptions.

     Each share of the Series B Preferred Stock is convertible at the option of the holder into a number of shares of Common Stock equal to the then applicable Conversion Rate, except in each case to the extent any such conversion would violate any applicable NYSE stockholder approval requirements. Each share of Series B Preferred Stock is initially convertible into 39.604 shares of Common Stock (the “Conversion Rate”), representing an initial “Conversion Price” of $25.25, in each case, subject to customary anti-dilution adjustments. The Conversion Rate will also be adjusted upon the occurrence of certain make-whole merger or acquisition transactions and certain fundamental changes.

     Subject to the receipt of the NYSE Stockholder Approval, if applicable, and subject to certain ownership limits on MUFG and its affiliates, one-half of the Series B Preferred Stock will mandatorily convert into Common Stock at the then applicable Conversion Rate when, at any time on and after the first anniversary of the Closing, the market price of the Common Stock exceeds one-hundred fifty percent (150%) of the Conversion Price for twenty (20) trading days within any period of thirty (30) consecutive trading days beginning after such first anniversary. Subject to the receipt of the NYSE Stockholder Approval, if applicable, any then outstanding shares of Series B Preferred Stock will mandatorily convert into Common Stock at the then applicable Conversion Rate when, at any time on and after the second anniversary of the Closing, the market price of the Common Stock exceeds one-hundred fifty percent (150%) of the Conversion Price for twenty (20) trading days within any period of thirty (30) consecutive trading days beginning after such second anniversary.

     The Series B Preferred Stock is neither redeemable by the Company nor by MUFG. Holders of the Series B Preferred Stock and other voting preferred stock will be entitled to vote for the election of two additional members of the Board if dividends have not been declared and paid for the equivalent of six or more quarters, whether or not consecutive. These voting rights will continue until dividends on the Series B Preferred Stock have been fully paid for at least four quarters. Other than the aforementioned rights, holders of the Series B Preferred Stock do not have any voting rights, including the right to elect any directors, other than limited voting rights with respect to matters affecting the rights and privileges of the Series B Preferred Stock or the creation of preferred stock senior to the Series B Preferred Stock. In addition, for the period and subject to the conditions set forth in the Amended Series B CoD, MUFG will have a consent right with respect to the creation of preferred stock that is pari passu to the Series B Preferred Stock if such new preferred stock does not meet certain specified criteria.

     The description of the Series B Preferred Stock contained herein is a summary and is qualified in its entirety by reference to the full text of the Amended Series B CoD, which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Series C Preferred Stock

     The terms, rights, obligations, and preferences of the Series C Preferred Stock are set forth in the Certificate of Designations of Preferences and Rights of the 10% Series C Non-Cumulative Non-Voting Perpetual Preferred Stock (the “Series C CoD”), an executed copy of which was filed with the Secretary of State of the State of Delaware on October 13, 2008. Dividends on the Series C Preferred Stock are payable, on a non-cumulative basis, as and if declared by the Board, in cash, at the rate per annum of 10% of the liquidation preference of $1,000 per share. Declared dividends on the Series C Preferred Stock will be payable quarterly, in arrears, on each January 15, April 15, July 15 and October 15, commencing on January 15, 2009. The Company is prohibited from paying any dividend with respect to shares of Common Stock or other junior securities or repurchasing or redeeming any shares of Common Stock or other junior securities in any quarter unless full dividends are paid on the Series C Preferred Stock for the then latest completed dividend period, subject to certain limited exceptions.

     The Series C Preferred Stock may not be redeemed by the Company prior to October 15, 2011. On or after October 15, 2011, subject to receipt of any then-required regulatory approvals, the Company may, at its option, redeem, in whole or in part from time to time, the shares of the Series C Preferred Stock then outstanding at a redemption price equal to $1,100 per share, in addition to an amount equal to accumulated but unpaid dividends for the lapsed period of the then-current quarter (regardless of whether any dividends are actually declared for that quarter). Holders of the Series C Preferred Stock do not have any right to require the redemption or repurchase of any shares of the Series C Preferred Stock.

     Holders of the Series C Preferred Stock and other voting preferred stock will be entitled to vote for the election of two additional members of the Board if dividends have not been declared and paid for the equivalent of six or more quarters, whether or not consecutive. These voting rights will continue until dividends on the Series C Preferred Stock have been fully paid for at least four quarters. Other than the aforementioned rights, holders of the Series C Preferred Stock do not have any voting rights, including the right to elect any directors, other than limited voting rights with respect to matters affecting the rights and privileges of the Series C Preferred Stock or the creation of preferred stock senior to the Series C Preferred Stock.

     The description of the Series C Preferred Stock contained herein is a summary and is qualified in its entirety by reference to the full text of the Series C CoD, which is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 3.02.    Unregistered Sale of Equity Securities.

     The information set forth in Item 1.01 hereof is incorporated herein by reference.

     In connection with the Securities Purchase Agreement, on October 13, 2008, the Company completed the sale of the Securities to MUFG for an aggregate purchase price of $9,000,000,000, consisting of: (i) 7,839,209 shares of the Series B Preferred Stock, at a purchase price of $1,000.00 per share, and (ii) 1,160,791 shares of the Series C Preferred Stock, at a purchase price of $1,000.00 per share.

     The issuance and sale of the Securities is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Securities and has not offered securities to the public in connection with this issuance and sale.

Item 3.03.    Material Modification to Rights of Security Holders

     Pursuant to the Securities Purchase Agreement, on October 13, 2008, the Company issued (i) 7,839,209 shares of its Series B Preferred Stock and (ii) 1,160,791 shares of the Series C Preferred Stock. The holders of the Series B Preferred Stock and the Series C Preferred Stock will each have preferential dividend and liquidation rights over the holders of the Common Stock. The applicable terms and preferences attached to the Series B Preferred Stock and the Series C Preferred Stock are more fully described in Item 1.01 above, and are contained in the Amended Series B CoD and the Series C CoD, respectively, each of which was filed with the Secretary of State of the State of Delaware on October 13, 2008.

     The above summary is qualified in its entirety by reference to the full texts of the Amended Series B CoD and the Series C CoD, which are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     The information set forth in Item 1.01 hereof with respect to the Amended Series B CoD and the Series C CoD is incorporated herein by reference.

     On October 13, 2008, the Company filed the Amended Series B CoD and the Series C CoD with the Secretary of State of the State of Delaware for the purpose of amending its Amended and Restated Certificate of Incorporation to establish the terms, rights, obligations and preferences of the Series B Preferred Stock and the Series C Preferred Stock, respectively. The Amended Series B CoD and the Series C CoD became effective with the Delaware Secretary of State upon filing. This description is qualified in its entirety by reference to the full texts of the Amended Series B CoD and the Series C CoD, which are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 8.01.    Other Events

     On October 14, 2008, the U.S. Department of the Treasury announced that it will purchase up to $250 billion of preferred stock in a broad range of U.S. financial institutions in order "to encourage U.S. financial institutions to build capital to increase the flow of financing to U.S. businesses and consumers and to support the U.S. economy." The Treasury Department also announced that it will acquire warrants to purchase common stock in connection with its purchases of the preferred stock. The terms of this program are set forth in a "TARP Capital Purchase Program" term sheet issued by the Treasury Department on October 14, 2008. Morgan Stanley has agreed to be part of the initial group of institutions in which the Treasury Department will purchase an equity stake, with the Treasury Department to invest $10 billion in Morgan Stanley under the program. Also on October 14, 2008, the Federal Deposit Insurance Corporation (FDIC) announced a new program, the Temporary Liquidity Guarantee Program, under which certain newly issued senior unsecured debt issued by banks and bank holding companies on or before June 30, 2009 would be guaranteed until June 30, 2012. In addition, the FDIC announced that until the end of 2009, "any participating depository institution will be able to provide full deposit insurance coverage for non-interest bearing deposit transaction accounts, regardless of dollar amount." The FDIC stated that these programs will be funded by fees charged to participating institutions. Morgan Stanley has agreed to participate in these FDIC programs.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number
Description

3.1	Amended Certificate of Designations of Preferences and Rights of the Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock.

3.2	Certificate of Designations of Preferences and Rights of the 10% Series C Non-Cumulative Non-Voting Perpetual Preferred Stock.

10.1

Securities Purchase Agreement by and between the Company and Mitsubishi UFJ Financial Group, Inc., dated as of September 29, 2008, and the first amendment thereto entered into on October 3, 2008, the second amendment thereto entered into on October 8, 2008 and the third amendment thereto entered into on October 13, 2008.

10.2	Investor Agreement by and between the Company and Mitsubishi MUFG Financial Group, Inc., dated as of October 13, 2008.

10.3	Registration Rights Agreement by and between the Company and Mitsubishi MUFG Financial Group, Inc., dated as of October 13, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY

Date: October 17, 2008	By:	/s/ Martin M. Cohen
Martin M. Cohen
Assistant Secretary and Counsel

EXHIBIT INDEX

Exhibit Number
Description

3.1	Amended Certificate of Designations of Preferences and Rights of the Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock.

3.2	Certificate of Designations of Preferences and Rights of the 10% Series C Non-Cumulative Non-Voting Perpetual Preferred Stock.

10.1

Securities Purchase Agreement by and between the Company and Mitsubishi UFJ Financial Group, Inc., dated as of September 29, 2008, and the first amendment thereto entered into on October 3, 2008, the second amendment thereto entered into on October 8, 2008 and the third amendment thereto entered into on October 13, 2008.

10.2	Investor Agreement by and between the Company and Mitsubishi MUFG Financial Group, Inc., dated as of October 13, 2008.

10.3	Registration Rights Agreement by and between the Company and Mitsubishi MUFG Financial Group, Inc., dated as of October 13, 2008.